THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

                              SPECTRANET INTERNATIONAL

                     WARRANT TO PURCHASE SERIES B COMMON STOCK

No. S/E-__                                              Date:  December 30, 1997

     This Warrant ("Warrant") entitles _________________ or its transferees and assigns (collectively the "Holder"), for value received, to purchase from SpectraNet International, a California corporation (the "Company"), during the period commencing as of the date hereof and ending on the Expiration Date (as defined in Section 12 herein) _________ shares of Series B Common Stock, no par value, of the Company (the "Shares") (subject to adjustment as set forth herein) at a price of $3.00 per share (as adjusted, the "Exercise Price").

     The Holder of this Warrant agrees with the Company that this Warrant is issued and all rights hereunder shall be held subject to all of the conditions, limitations and provisions set forth herein.

     1.     EXERCISE OF WARRANT.  The Warrant shall be exercised as follows:

     1.1. EXERCISE. The Holder may exercise this Warrant at any time or from time to time on any business day prior to or on the Expiration Date (as defined herein), for the full or any lesser number of Shares of Series B Common Stock purchasable hereunder, by surrendering this Warrant to the Company at its principal office, together with a duly executed Notice of Exercise (in substantially the form attached hereto as EXHIBIT A), and payment in cash or by certified or cashier's check of the aggregate Exercise Price then in effect for the number of Shares for which this Warrant is being exercised. Promptly after such exercise, the Company shall issue and deliver to the Holder a certificate or certificates representing the number of Shares of Series B Common Stock issuable upon such exercise. Upon issuances by the Company in accordance with the terms of this Warrant, all such Shares of Series B Common Stock shall be validly issued, fully paid and non-assessable, and free from all taxes, liens and encumbrances with respect to the issuance thereof, except as set forth in the Company's Articles of Incorporation (as amended and restated, the "Articles") or bylaws, any applicable restrictions on sale set forth therein or pursuant to federal or state securities laws and any restrictions on transfer set forth herein or in that certain Amended and Restated Investor Rights Agreement, dated as of the date of original issuance of this Warrant (the "Original Issue Date"), as amended, supplemented or restated (the "Investor Rights Agreement") or in that certain Securityholders Agreement dated as of the Original Issue Date (the "Securityholders Agreement"). To the extent permitted by law, this Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided herein, even if the Company's stock transfer books are at that time closed, and the Holder shall be treated for all purposes as the holder of record of the Shares to be issued upon such exercise as of the close of business on such date. Upon any exercise of this Warrant for fewer than all Shares represented by this Warrant, the Company shall cancel this Warrant and execute and deliver a new Warrant or Warrants in substantially identical form for the remaining Shares covered hereby.

     1.2. NET ISSUE EXERCISE. Notwithstanding any provisions herein to the contrary, if the Quoted Price (as defined in Section 2.5 hereof) of one Share of Series B Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment with cash or by certified or cashier's check, the Holder may elect to make a cash-free exercise of this Warrant and thereby receive Shares equal to the value (as determined below) of this Warrant (or the portion thereof being exercised) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise and notice of such election, in which event the Company shall issue to the Holder a number of Shares of Series B Common Stock computed using the following formula:

            X = Y (A-B)
                  -----
                     A

     Where     X =  the number of Shares of Series B Common Stock to be issued to the Holder

               Y = the gross number of Shares of Series B Common Stock purchasable under this Warrant or, if only a portion of this Warrant is being exercised, the gross number of Shares under this Warrant being exercised (at the date of such calculation)

               A = the Quoted Price (as defined under Section 2.5 hereof) of one Share of Series B Common Stock (at the date of such calculation)

               B =  Exercise Price (as adjusted to the date of such calculation)

     2. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES. The Exercise Price and the number of Shares subject to this Warrant shall be subject to adjustment from time to time as follows:

     2.1.   SUBDIVISION OR COMBINATION OF STOCK.

            (a) If at any time or from time to time after the Original Issue Date the Company shall subdivide (by stock split, stock dividend, or otherwise) its outstanding shares of Common Stock, the Exercise Price in effect immediately prior to such subdivision shall, concurrently with the effectiveness of such subdivision, be proportionately decreased. In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Exercise Price then in effect shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

            (b)     Upon each adjustment of the Exercise Price as provided in
Section 2.1(a), the Holder thereafter shall be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of Shares of Series B Common Stock (calculated to the nearest whole share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

     2.2.   OTHER DISTRIBUTIONS.

            (a) In case the Company shall after the Original Issue Date distribute to the holders of its Common Stock evidences of its indebtedness or assets (excluding regular cash dividends or distributions and dividends or distributions referred to in Section 2.1 above), then in each such case the Exercise Price in effect thereafter shall be determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding multiplied by the Quoted Price per share of Common Stock (as defined in Section 2.5 below), less the fair market value (as determined by the Company's Board of Directors) of said assets or evidences of indebtedness so distributed, and the denominator of which shall be the total number of shares of Common Stock outstanding multiplied by such Quoted Price per share of Common Stock. Such adjustment shall be made successively whenever such a record date is fixed.
Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date for the determination of shareholders entitled to receive such distribution.

            (b) Upon each adjustment of the Exercise Price as provided in this Section 2.2, the Holder thereafter shall be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of Shares of Series B Common Stock (calculated to the nearest whole share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

     2.3. MINIMAL ADJUSTMENTS. No adjustment in the Exercise Price and/or the number of Shares subject to this Warrant shall be made if such adjustment would result in a change in (i) the Exercise Price of less than one cent ($0.01) per share or (ii) the number of Shares represented by this Warrant of less than one share (the "Adjustment Threshold Amount"). Any adjustment not made because the Adjustment Threshold Amount is not satisfied shall be carried forward and made, together with any subsequent adjustments, at such time as (a) the aggregate amount of all such adjustments is at least equal to the Adjustment Threshold Amount or (b) this Warrant is exercised.

     2.4. CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment of the Exercise Price pursuant to this Section 2, the Company promptly shall compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to the Holder a certificate setting forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based.

     2.5. QUOTED PRICE. The "Quoted Price" of the Series B Common Stock is the last reported sales price of the Series B Common Stock as reported by the Nasdaq National Market ("NMS"), or the primary national securities exchange on which the Series B Common Stock is then quoted; PROVIDED, HOWEVER, that if the Series B Common Stock is neither traded on the NMS nor on a national securities exchange, the price referred to above shall be the price reflected on Nasdaq, or if the Series B Common Stock is not then traded on Nasdaq, the price reflected in the over-the-counter market as reported by the National Quotation Bureau, Inc. or any organization performing a similar function, and PROVIDED, FURTHER, that if the Series B Common Stock is not publicly traded, the Quoted Price of the Series B Common Stock shall be the fair market value as determined in good faith by the Board of Directors of the Company.

     2.6. REORGANIZATION OF COMPANY. Subject to Section 12 hereof, if the Company consolidates or merges with or into, any person, upon consummation of such transaction the Warrant shall automatically become exercisable for the kind and amount of securities, cash or other assets which the Holder would have owned immediately after the consolidation or merger, if the Holder had exercised the Warrant immediately before the effective date of the transaction. Concurrently with the consummation of such transaction, the corporation formed by or surviving any such consolidation or merger if other than the Company, shall enter into a supplemental Warrant so providing and further providing for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Section.

     3. RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant. Nothing contained in this Warrant shall be construed as conferring upon the Holder the right to vote or to consent or to receive notice as a shareholder of the Company on any matters or with respect to any rights whatsoever as a shareholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares of Series B Common Stock purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised in accordance with its terms. The Holder shall have those registration rights and obligations as defined in the applicable provisions of the Investor Rights Agreement.

     4. NO IMPAIRMENT. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but shall at all times in good faith assist in effecting the terms of this Warrant and in taking all actions necessary or appropriate in order to protect the rights of the Holder against dilution or other impairment of its rights hereunder.

     5. NO FRACTIONAL SHARES. No fractional shares shall be issued upon exercise of this Warrant. In lieu of issuing any fractional share, the Company shall pay the Holder entitled to such fraction a sum in cash equal to the fair market value of such fraction on the date of exercise.

     6. RESERVATION OF STOCK ISSUABLE ON EXERCISE OF WARRANT. The Company covenants and agrees that during the period of time during which this Warrant is exercisable, it will at all times have authorized and reserved solely for issuance and delivery upon the exercise of this Warrant, all such Shares of Series B Common Stock and other stock, securities and property as from time to time are receivable upon the exercise of this Warrant. If at any time the number of authorized but unissued Shares of Series B Common Stock shall not be sufficient to effect the exercise of this Warrant, the Company will use its best efforts to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Series B Common Stock to such number of shares as shall be sufficient for such purposes. The Company further covenants that all Shares issuable upon exercise of this Warrant and payment of the Exercise Price, all as set forth herein, will be free from all taxes, liens and charges in respect of the issue of such Shares (other than taxes in respect of any transfer occurring contemporaneously with such exercise and payment or otherwise specified herein). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for Shares of Series B Common Stock upon the exercise of this Warrant and covenants that all such Shares, when issued, sold and delivered in accordance with the terms of this Warrant for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer set forth in this Warrant, the Investor Rights Agreement, the Securityholders Agreement (as applicable) and applicable state and federal securities laws.

     7. ISSUE TAX. The issuance of certificates for Shares of Series B Common Stock upon the exercise of this Warrant shall be made without charge to the Holder of this Warrant for any issue tax (other than applicable income taxes) in respect thereof; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Holder of this Warrant being exercised.

     8. TRANSFER RESTRICTIONS. This Warrant may be transferred only in whole or in part in increments of at least 100,000 Shares. Any transfer of this Warrant permitted under this Section 8 shall be made only upon surrender for exchange of this Warrant (in negotiable form, if not surrendered by the Holder named on the face hereof) to the Company at its principal office, in which event the Company will issue and deliver a new Warrant or Warrants in substantially identical form representing, in the aggregate, the same number of Shares of Series B Common Stock, in the denomination or denominations requested, to or on the order of such Holder upon payment by such Holder of any applicable transfer taxes; and provided further that all reasonable expenses incurred in connection with such re-issuance and delivery shall be borne by the Holder. The terms of this Warrant shall be binding upon the executors, administrators, heirs, successors and assigns of the Holder.

     9. REPLACEMENT OF WARRANT. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement in such reasonable amount as the Company may determine, or (in the case of mutilation) upon surrender and cancellation hereof, the Company, at its expense, shall issue a new Warrant in substantially identical form in replacement hereof.

     10. NOTICES. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (a) if to the Holder, at the Holder's address set forth on the signature page of this Warrant, or at such other address as the Holder shall have furnished to the Company in writing or
(b) if to any other Holder of any of the Shares, at such address as such Holder shall have furnished the Company in writing, or, until any such Holder so furnishes an address to the Company, then to and at the address of the last Holder of such Shares who has so furnished an address to the Company or (c) if to the Company, to its address as set forth on the signature page of this Warrant and addressed to the attention of the Corporate Secretary, or at such other address as the Company shall have furnished to the Holder.

     Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally or by messenger, or, if sent by mail, at the earlier of its receipt or three days after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid.

     11. GOVERNING LAW. This Warrant shall be construed in accordance with and governed by the laws of the State of California.

     12. EXPIRATION DATE. This Warrant will be wholly void and of no effect after 5:00 p.m. (California time) on the first to occur of (i) the seventh anniversary of the Original Issue Date, (ii) the merger of the Company with or into another entity in which the shareholders of the Company immediately prior to the merger own less than fifty percent (50%) of the voting securities of the surviving entity immediately following the merger, and (iii) the sale by the Company of all or substantially all of its assets (the "Expiration Date"); provided that, if the last day on which this Warrant may be exercised, or on which it may be exercised at a particular Exercise Price, is a Saturday, Sunday or a legal holiday or a day on which banking institutions doing business in the City and County of San Diego are authorized by law to close, this Warrant may be exercised prior to 5:00 p.m. (San Diego time) on the next full business day with the same force and effect and at the same Exercise Price as if exercised on such last day specified herein.

     13. MODIFICATION AND WAIVER. The terms of this Warrant may be changed, waived, discharged or terminated only by the written consent of the parties hereto.

     14. HEADINGS. The descriptive headings in this Warrant are included for convenience only, and do not constitute a part hereof.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and delivered on the date first set forth above.



                                        SPECTRANET INTERNATIONAL,
                                        a California corporation

                                        9333 Genessee Avenue, Suite 200
                                        San Diego, CA 92121


                                        By:
                                             -----------------------------------
                                           Name:
                                                  ------------------------------
                                           Title:
                                                  ------------------------------



                                        ACCEPTED AND AGREED:

                                        [HOLDER]
                                        a
                                             -----------------------------------

                                        ----------------------------------------

                                        ----------------------------------------



                                        By:
                                             -----------------------------------
                                           Name:
                                                  ------------------------------
                                           Title:
                                                  ------------------------------

                                     EXHIBIT A

                                 NOTICE OF EXERCISE

                    (To be signed only upon exercise of Warrant)


To:   SpectraNet International
      9333 Genessee Avenue
      Suite 200
      San Diego, CA 92121
      Attn:  Secretary

      The undersigned, Holder of the attached Warrant, hereby irrevocably elects to exercise the purchase right represented by this Warrant as follows:

/ / The undersigned elects to purchase for cash or check ___________ full shares of Series B Common Stock of SpectraNet International and herewith makes payment of $_________ for those shares;

/ / The undersigned elects to effect a net exercise of this Warrant, exercising this Warrant [ ] in full or [ ] as to the following GROSS number of shares: __________. The undersigned understands that the actual number of shares issuable will be determined in accordance with Sections 1 and 2 of this Warrant.

      The undersigned requests that the certificates for the shares be issued in the name of, and delivered to, ____________________*, whose address is
____________________.

Dated:              ,
      -------------  ----

                                   (Signature must conform in all respects to name of Holder as specified on the face of the attached Warrant.)



                                   ---------------------------------------------
                                   Signature


                                   ---------------------------------------------
                                   Address:
                                             -----------------------------------

                                   ---------------------------------------------

                                   ---------------------------------------------


-------------------------
* If the stock is to be issued to anyone other than the registered Holder of this Warrant, this Notice of Exercise must be accompanied by an opinion of counsel to the effect that such transfer may be effected without compliance with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended.


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